SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 7, 1997

                          Community Capital Corporation
             (Exact Name of Registrant as Specified in Its Charter)
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  South Carolina                                   0-18460                             57-0866395

(State or Other Jurisdiction of Incorporation)   (Commission File Number)    (I.R.S. Employer Identification)
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              109 Montague Avenue, Greenwood, South Carolina 29646
          (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective April 7, 1997, the Registrant's wholly-owned subsidiary, The Bank of Barnwell County (the "Bank"), consummated its previously announced acquisition from Carolina First Bank ("Carolina First") of certain assets and the assumption of certain deposits and other liabilities associated with Carolina First's Barnwell, Williston, Blackville, Springfield, and Salley, South Carolina bank branches (collectively the "Branches"). The transaction was carried out pursuant to the terms of the Purchase and Assumption Agreement dated January 21, 1997, by and among the Registrant, the Bank, and Carolina First (the "Agreement"). The Bank intends to continue to operate the Branches as full service retail banking offices.

         As part of the transaction, the Bank assumed the lease of one of the Branches. The Bank also acquired the building, real property and other structural improvements comprising four of the Branches and certain equipment and personal property associated with all of the Branches for a purchase price of approximately $1,616,000, acquired loans plus accrued interest at the Branches for a purchase price of approximately $15,110,000, and acquired other assets at the Branches for a net purchase price of approximately $16,970,000 (collectively, the "Assets"). Also, the Bank acquired deposits at the Branches totaling approximately $55,051,000, which included the payment of a premium, and assumed other liabilities totaling approximately $2,578,000 (collectively, the "Liabilities"). The aggregate funds due to Carolina First from the Bank for the acquisition of the Assets by the Bank were credited against the aggregate funds due to the Bank from Carolina First for the assumption of the Liabilities by the Bank. Consequently, upon the closing of the transaction, the Bank received a net cash payment of approximately $35,523,000 from Carolina First for the difference in the amount of Liabilities assumed and the purchase price of the Assets.

         A copy of the Agreement as executed on January 21, 1997 was filed as
Exhibit 10.18 to the Registrant's Registration Statement on Form S-2 originally filed on December 20, 1996 and amended on January 24, 1997, and is incorporated herein by reference. On April 22, 1997, the Registrant issued a press release announcing the consummation of the transaction, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Not applicable. The acquisition described above was not the acquisition of a business as defined in Rule 11.01(d) of Regulation S-X.

         (c)  Exhibits.

         Exhibit 10.18 - Purchase and Assumption Agreement dated January 21, 1997, by and among the Registrant, the Bank and Carolina First (Incorporated herein by reference to Exhibit 10.18 of the Registrant's Registration Statement on Form S-2 originally filed on December 20, 1996 as amended.)

         Exhibit 99.1 -  Press Release of Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY CAPITAL CORPORATION



Date:  April 22, 1997               By:   /S/ JAMES H. STARK
                                         -------------------
                                    James H. Stark
                                    Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit

10.18             Purchase and Assumption Agreement dated January 21,
                  1997 by and among Community Capital Corporation,
                  The Bank of Barnwell County, and Carolina First Bank (Incorporated by reference to the Exhibit of same number to Registrant's Registration Statement on Form S-2, originally filed on December 20, 1996 and amended on January 24, 1997.)

99.1              Press Release of The Bank of Barnwell County









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